As filed with the Securities and Exchange Commission on February 28, 2002
                                               1933 Act Registration No. 2-12893
                                             1940 Act Registration No. 811-00749

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     X
                                                                           ---
         Pre-Effective Amendment No. __                                    ---
         Post-Effective Amendment No. 65                                    X
                                                                           ---
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             X
                                                                           ---
         Amendment No. 65                                                   X
                                                                           ---

                        (Check appropriate box or boxes.)

                             STONEBRIDGE FUNDS TRUST
                             -----------------------
               (Exact name of Registrant as Specified in Charter)

                           370 17th Street, Suite 3100
                                Denver, CO 80202
                                ----------------
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (303) 623-2577
                                                           --------------

                      Derek J. Mullins, Assistant Treasurer
                             Stonebridge Funds Trust
                           370 17th Street, Suite 3100
                                Denver, CO 80202
                                ----------------
                     (Name and Address of Agent of Service)

                                    Copy to:
                                 Michael Glazer
                     Paul, Hastings, Janofsky & Walker, LLP
                                555 S. Flower St.
                          Los Angeles, California 90071

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

X      immediately upon filing pursuant to paragraph (b)
_      on (date) pursuant to paragraph (b)
_      60 days after filing pursuant to paragraph (a) (1)
_      on ____________, pursuant to paragraph (a) (1)
_      75 days after filing pursuant to paragraph (a) (2)
_      on (date) pursuant to paragraph (a) (2)

If appropriate, check the following box:

_ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

OFFICERS AND TRUSTEES

Richard C. Barrett, CFA, Chairman, Board of Trustees
   and  President
Debra L. Newman, Vice President, Treasurer and Trustee
Charles E. Woodhouse, Vice President and Trustee
Craig B. Burger, CFA, Vice President and Trustee
Selvyn B. Bleifer, M.D., Trustee
Marvin Freedman, Trustee
Charles F. Haas, Trustee
William H. Taylor, II, Trustee
Derek J. Mullins, Assistant Treasurer
Lisa B. Mougin, Secretary

INVESTMENT ADVISER
Stonebridge Capital Management, Incorporated
1801 Century Park East, Suite 1800
Los Angeles, California 90067-2320

ADMINISTRATOR
ALPS Mutual Funds Services, Inc.
370 17th Street, Suite 3100
Denver, Colorado  80202-5627

DISTRIBUTOR
ALPS Distributors, Inc.
370 17th Street, Suite 3100
Denver, Colorado  80202-5627

TRANSFER AGENT
National Financial Data Services
330 West 9th Street
Kansas City, Missouri  64105

CUSTODIAN
Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, Ohio  45263-0001

AUDITORS
Tait, Weller & Baker
8 Penn Center Plaza, Suite 800
Philadelphia, PA 19103-2108

The Statement of Additional Information is incorporated herein by reference, and is legally a part of this Prospectus. The Prospectus and the Statement of Additional Information omit certain information contained in the Trust's registration statement filed with the SEC. You may inspect and copy information about the Funds and the Funds' registration statement, including items omitted from the Prospectus and the Statement of Additional Information, at the Public Reference Room of the SEC at 450 5th Street, N.W., Washington, D.C. 20549 (for hours of operation please call the Commission at 1-202-942-8090). You can obtain copies of this information from the SEC by paying the charges prescribed under its rules and regulations, by writing or calling the Public Reference Room or by electronic request at publicinfo@sec.gov. This information is also available for free on the SEC's Internet website at http://www.sec.gov.

Additional information regarding the Funds' investments and other information is available in the Funds' annual and semi-annual reports as well as the Funds' Statement of Additional Information, all available at no cost, upon request. The Funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performances during their last fiscal year. To request any of these documents, or for any Fund inquiries, please call 1-800-639-3935.

                                         Investment Company Act Number 811-00749


                               STONEBRIDGE FUNDS
                               =================

                           370 17TH STREET, SUITE 3100

                             DENVER, COLORADO 80202








                                   PROSPECTUS

                                FEBRUARY 28, 2002

As with other mutual funds, the Securities and Exchange
Commission has not approved or disapproved these securities, or determined whether the information in this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

STONEBRIDGE FUNDS

370 17TH STREET, SUITE 3100
DENVER, COLORADO  80202
(800) 639-3935


                             STONEBRIDGE FUNDS TRUST

                             STONEBRIDGE GROWTH FUND

                       STONEBRIDGE AGGRESSIVE GROWTH FUND

This prospectus describes two diversified equity portfolios ("Funds") offered by the Stonebridge Funds Trust. You may buy and sell shares of each Fund without paying a sales charge.

Stonebridge Growth Fund, also referred to as the Growth Fund, seeks long-term growth of capital and increased future income through investment primarily in common stocks. It invests primarily in common stocks of companies with large and medium market capitalizations.

Stonebridge Aggressive Growth Fund, also referred to as the Aggressive Fund, seeks long-term growth of capital, with the production of short-term income as a secondary objective, through investment primarily in common stocks. It invests primarily in common stocks of companies with smaller market capitalizations.




                   This Prospectus is dated February 28, 2002

TABLE OF CONTENTS

Summary of the Funds' Investments, Risks and Performance                      3

Annual Fund Expenses                                                          7

Objectives and Investment Policies                                            8

Management of the Funds                                                      10

Reports to Shareholders                                                      11

Distributions and Taxes                                                      12

Privacy Policy                                                               13

How to Invest                                                                13

How to Exchange Fund Shares                                                  15

How to Redeem Fund Shares                                                    15

Systematic Cash Withdrawal Plan                                              17

General Account Policies                                                     17

Financial Highlights                                                         21

SUMMARY OF THE FUNDS' INVESTMENTS, RISKS AND PERFORMANCE

STONEBRIDGE GROWTH FUND

INVESTMENTS.   Stonebridge Growth Fund seeks:

-    long-term growth of capital
-    increased future income
-    immediate current income as a secondary objective

The Fund intends to achieve these objectives by:

- investing primarily in common stocks with potential for growth in sales, earnings per share, and dividends at a rate greater than the overall economy and the rate of inflation
- investing in companies with large and medium market capitalizations (total value of publicly traded equity securities)

The Fund's investment adviser, Stonebridge Capital Management, Incorporated (the "Adviser"), selects stocks by studying overall economic and industry trends to identify areas of high potential growth. The Adviser selects companies within these areas through careful, fundamental analysis of their strengths and weaknesses.

PRINCIPAL RISKS OF INVESTING IN THE FUND. Investments in common stocks include the following risks:

- poor performance when overall economic activity decreases or adverse market conditions affect common stocks generally
-    price volatility
- decreases in the value of your investment if a particular high growth area or company identified by the Adviser performs poorly

The weighted average market capitalization of the Fund's portfolio at any time, on a cost basis, will be above the weighted average market capitalization of the S&P Mid Cap Index.

SUITABILITY. The Fund is suitable for investors seeking growth of capital over a long period with some prospect of future income. The Fund should not be considered for short-term purchases. You may lose money by investing in the Fund.

PAST PERFORMANCE OF THE FUND. The bar chart and table below provide an indication of the risks of investing in Stonebridge Growth Fund by showing changes in the performance of the Fund and its predecessor from year to year over a 10-year period and by showing how the Fund's average annual returns compare to those of broad-based securities market indexes. The bar chart and performance table assume reinvestment of dividends and distributions. Past performance before and after taxes does not necessarily indicate how the Fund will perform in the future.

1992      1993      1994      1995      1996      1997      1998      1999      2000      2001
-0.58%    1.37%     -0.25%    21.31%    18.49%    23.73%    6.13%     20.08%    -17.17%   -13.07%


During the 10-year period shown in the bar chart, the highest return for a quarter was 16.13% (quarter ending June 30, 1997) and the lowest return for a quarter was -19.07% (quarter ending September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2001)

-------------------------------------------------------------------------------------------------------------------
STONEBRIDGE GROWTH FUND                       PAST ONE YEAR     PAST FIVE YEARS  PAST TEN YEARS
Return Before Taxes                               -13.07%            2.43%            5.00%
-------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)            -14.60%           -0.29%            2.43%
Return After Taxes on Distributions
  and Sale of Fund Shares(1)                       -6.39%            1.87%            3.55%
-------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(2)                    -11.88%           10.70%           12.93%
New York Stock Exchange
  Composite Index(3)                              -10.21%            8.50%            9.90%
-------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) An unmanaged index comprised of common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect taxes, fees, brokerage commissions, or other expenses of investing.

(3) An unmanaged market weighted index comprised of all equity issues listed on the New York Stock Exchange. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect taxes, fees, brokerage commissions, or other expenses of investing.

STONEBRIDGE AGGRESSIVE GROWTH FUND

INVESTMENTS.  Stonebridge Aggressive Growth Fund seeks:

-    long-term growth of capital
-    short-term income as a secondary objective

The Fund intends to achieve these objectives by:

- investing primarily in common stocks which appear to have good prospects for superior earnings growth
- investing in companies with smaller market capitalizations (total value of publicly traded equity securities)

The Adviser selects stocks through careful analysis and intensive study of various industries and companies. It looks for companies with superior earnings growth potential, appreciation possibilities and relative investment values.

The weighted average market capitalization of the Fund's portfolio at any time, on a cost basis, will be below the weighted average market capitalization of the S&P Mid Cap Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND. Investments in common stocks include the following risks:

- poor performance when overall economic activity decreases or adverse market conditions affect common stocks generally
-    price volatility, which is greater than funds investing in larger companies
- decreases in the value of your investment if a particular high growth area or company identified by the Adviser performs poorly

SUITABILITY. The Fund is suitable for investors seeking long-term growth of capital and short-term income. The Fund should not be considered for short-term purchases. You may lose money by investing in the Fund.

PAST PERFORMANCE OF THE FUND. The bar chart and table below provide an indication of the risks of investing in Stonebridge Aggressive Growth Fund by showing changes in the performance of the Fund and its predecessor from year to year over a 10-year period and by showing how the Fund's average annual returns compare to that of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Past performance before and after taxes does not necessarily indicate how the Fund will perform in the future.


1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
-2.97%  4.61%   -1.26%  44.82%  12.86%  2.90%   -2.75%  44.30%  4.97%   -4.90%

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.51% (quarter ending December 31, 2001) and the lowest return for a quarter was -23.73% (quarter ending September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2001)

-------------------------------------------------------------------------------------------------------------------
STONEBRIDGE AGGRESSIVE GROWTH FUND            PAST ONE YEAR     PAST FIVE YEARS  PAST TEN YEARS
Return Before Taxes                           -4.90%              7.59%             8.97%
Return After Taxes on Distributions(1)        -4.90%              4.40%             5.56%
Return After Taxes on Distributions of
  Sales of Fund Shares(1)                     -2.96%              5.33%             6.11%
Russell 2000 Index(2)                          2.49%              7.52%            11.51%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) An unmanaged index which measures performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 smallest U.S. securities as determined by total market capitalization. The index return reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect taxes, fees, brokerage commissions, or other expenses of investing.

ANNUAL FUND EXPENSES

This table and example will help you understand the fees and expenses associated with investing in the Funds.

SHAREHOLDER TRANSACTION EXPENSES. You pay these when buying, exchanging, or selling shares of the Funds.

ANNUAL FUND OPERATING EXPENSES. The Funds pay monthly expenses out of fund assets, and these expenses are reflected in their share prices. The operating expenses below are expenses deducted from fund assets.

You can read more about shareholder transaction expenses and the Funds' operating expenses in this prospectus (under Management of the Funds and Financial Highlights) and in the financial statements and related notes in the Funds' annual report. If you own shares through a broker or other service organization it may charge you an account level fee in addition to the expenses shown below.

SHAREHOLDER TRANSACTION EXPENSES                             STONEBRIDGE           STONEBRIDGE
(fees or expenses paid directly from your investment)        GROWTH FUND     AGGRESSIVE GROWTH FUND
                                                             -----------     ----------------------
  Maximum Sales Charge (load) on Purchases
  (as a % of offering price)                                     none                 none
  Maximum Deferred Sales Charge (load)                           none                 none
  Redemption Fees (as a % of amount redeemed)*                   none                 none
  Exchange Fee                                                   none                 none

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund Assets)
  Management Fees**                                             0.75%                1.00%
  Distribution (12b-1) Fees                                      none                 none
  Other Expenses (audit, legal, shareholder services,
  transfer agent, custodian, and miscellaneous)                 0.97%                2.18%
  Total Fund Operating Expenses                                 1.72%                3.18%
  Fee Waiver**                                                 (0.22)%              (0.28)%
  Reimbursement of Fee Waiver**                                 0.00%                0.00%
  Net Fund Operating Expenses                                   1.50%                2.90%


*The Fund may charge a $10 per transaction fee on redemption by wire transfer. **The Adviser has agreed to defer its annual management fee to the extent necessary to limit the overall annual expenses of the Growth Fund and Aggressive Fund to 1.50% and 2.90%, respectively through October 31, 2002; however, in circumstances where the Adviser is required to waive its entire annual management fee, it will not be responsible for reimbursing the Funds for additional expenses. The Growth Fund or Aggressive Growth Fund will each pay the Adviser for any fee waivers it has made within the previous three fiscal years if, after the payment, the expenses of the Fund are less than 1.50% or 2.90%, respectively of its average annual net assets.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's annual operating expenses reflect net fund operating expenses for one year and gross fund operating expenses for additional years, as described in the fee table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         STONEBRIDGE               STONEBRIDGE
                                         GROWTH FUND         AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------------------
          1 YEAR                             $153                      $293
          3 YEARS                            $525                      $954
          5 YEARS                            $921                    $1,639
          10 YEARS                         $2,029                    $3,461


OBJECTIVES AND INVESTMENT POLICIES

STONEBRIDGE GROWTH FUND

The Growth Fund invests primarily in the common stocks of companies that, based upon the Adviser's in-depth fundamental research, have the potential to achieve growth in sales, earnings per share, and dividends at a rate greater than the overall economy and the rate of inflation.

The Adviser believes that companies with above average records of growth will eventually be rewarded by higher prices for their stocks. Although there are no restrictions on the market capitalization of a company in which the Growth Fund may invest, the weighted average market capitalization of the Fund's portfolio at any time, on a cost basis, will be above the weighted average market capitalization of the S&P Mid Cap Index. The Fund usually invests in stocks which are listed on an exchange or on the NASDAQ National Market System.

The Adviser selects securities by studying macro-economic and industry trends to determine where the best opportunities for growth might be found. Companies operating within these high growth areas of the economy are carefully analyzed to determine their particular strengths and weaknesses, as well as their global competitive position. The Adviser believes that, generally, a company with the ability to achieve superior growth will have the following characteristics: it will be a leader in its industry; have a proprietary product or service; spend heavily on research and development; have a strong balance sheet with little or no debt; and have a superior return on equity. The Adviser uses fundamental valuation measures to determine the best relative values given present market prices of stocks being considered for the Growth Fund.

The Growth Fund's policy, which may not be changed without approval of a majority of its shares, is to diversify its investments among issuers and not to concentrate its assets in any one industry.

STONEBRIDGE AGGRESSIVE GROWTH FUND

The Aggressive Fund invests primarily in the common stocks of companies that the Adviser believes have good prospects for superior earnings growth. Although there are no restrictions on the market capitalization of a company in which the Aggressive Fund may invest, the weighted average market capitalization of the portfolio at any time, on a cost basis, will be below the weighted average market capitalization of the S&P Mid Cap Index. It often invests in small capitalization companies which the Adviser believes may have higher growth rates than larger companies. The Fund usually invests in stocks which are listed on an exchange or on the NASDAQ National Market System.

The Adviser selects securities through careful and intensive studies of trends of various industries and companies, including their earnings, as well as the appreciation possibilities and relative investment values of their securities.

The Aggressive Fund's policy, which may not be changed without approval of a majority of its shares, is to diversify its investments among issuers and not to concentrate its assets in any one industry.

Each of the Funds currently invests a significant portion of its total assets in companies in various technology industries and may do so in the future. Market or economic factors impacting technology companies could have a major effect on the value of the Funds' investments. Stock prices of technology companies are particularly vulnerable to rapid changes in product cycles, government regulation, high personnel turnover and shortages of skilled employees, product development problems, and aggressive pricing and other forms of competition. In addition, technology stocks, particularly those of smaller, less seasoned companies, tend to have high price/earnings ratios and to be more volatile than the overall market.

OTHER INVESTMENT POLICIES AND RISKS

Neither Fund may invest more than 5% of the value of its total assets in the securities of any one issuer. This restriction does not apply to holdings of U.S. Government securities. Neither Fund will invest more than 25% of its assets in any one industry (other than the U.S. Government).

The Funds do not trade actively for quick profits; however, the Adviser makes changes to the portfolios whenever it appears desirable. During periods of broad economic growth, the Adviser emphasizes investments in leading companies in those industries that it expects will lead the expansion. During periods when the economy is sluggish, it emphasizes investments in companies selected because of their individual prospects for improved earnings. The Adviser approaches these decisions from the point of view of long-term investing, but may occasionally sell securities for investment reasons even though they have been held for short periods. This flexibility gives the Adviser freedom to adjust the Funds' portfolios to business conditions. The Funds' annual portfolio turnover will normally be in the range of 25% to 75% for the Growth Fund and 25% to 100% for the Aggressive Fund. A 50% turnover rate would occur, for example, if half of the value of a Fund's portfolio were replaced in a period of one year. Higher portfolio turnover increases a fund's brokerage costs.

The Adviser emphasizes protecting the Funds from the effects of inflation, but it cannot ensure this. Investments in common stocks have, over the long term, provided returns superior to those achieved through investment in bonds or money market instruments. However, in the short to intermediate term, returns can vary substantially from year to year and during some periods the net asset values of the Funds will decline. Diversification and temporary reserves reduce the risks inherent in investing in common stocks but will not eliminate these risks. Therefore you should be prepared to maintain your investments in the Funds during periods when the market declines.

Both Funds may also invest in the securities of foreign companies, and may use options, futures contracts and other techniques as described in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Stonebridge Capital Management, Incorporated, 1801 Century Park East, Suite 1800, Los Angeles, California 90067, acts as the Adviser to the Funds. It supervises the investment of the Funds' assets and places orders with securities broker/dealers for the purchase or sale of securities on behalf of the Funds, subject to the policies and controls of the Board of Trustees.

The Adviser receives advisory fees paid monthly based on an annual rate of 0.75% of the Growth Fund's average daily net assets and 1.00% of the Aggressive Fund's average daily net assets.

The advisory fees received by the Adviser from the Growth Fund and the Aggressive Fund for the fiscal year ended October 31, 2001, after waivers and reimbursement of waivers, were 0.53% and 0.72% of average annual net assets, respectively.

The Adviser is owned by seven of its employees. Charles E. Woodhouse, Vice President of the Trust and Managing Director of the Adviser, has been primarily responsible for the day-to-day management of the Aggressive Fund since July 1998 and of the Growth Fund since July 31, 2000. The Adviser's practice is for all investment decisions to be discussed by its Investment Committee.

ADMINISTRATOR

ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202 ("ALPS") acts as Administrator to the Funds. It supervises and manages the business of the Funds (other than investment management activities) subject to the direction and control of the officers and Trustees.

For these administration services, ALPS receives a monthly fee at the annual rate of 0.10% of the average daily net assets of each Fund up to $250,000,000 and 0.075% of the average daily net assets of each Fund in excess of $250,000,000. ALPS' minimum monthly fee is $6,250 per Fund.

DISTRIBUTOR

ALPS Distributors, Inc. (the "Distributor") serves as the Distributor and principal underwriter of the Funds' shares without compensation and bears the expense of distributing the shares.

CUSTODIAN

The Funds' Custodian is Fifth Third Bank, Fifth Third Center, 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

FUND ACCOUNTING AGENT

The Funds' Accounting Agent is ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202.

TRANSFER AGENT

The Funds' Transfer Agent and dividend disbursing agent is National Financial Data Services, 330 West 9th Street, Kansas City, Missouri 64105.

REPORTS TO SHAREHOLDERS

Duplicate mailings of Fund materials to shareholders who reside at the same address may be eliminated. If you opened your account through a broker/dealer, bank or other institution (a "Service Organization") you may receive certain reports, including account statements, directly from the Service Organization.

CONFIRMATIONS           The Trust will mail you a transaction report any time
                        you purchase, redeem or exchange shares.

QUARTERLY               At the end of each calendar quarter the Trust will send
CONFIRMATIONS           you a transaction report to show the year-to-date
                        activity in your account.

FINANCIAL               The Trust will mail you an unaudited semi-annual report
STATEMENT               in June and an audited annual report in December of each
                        year. These reports include each Fund's financial statements and a list of portfolio securities at the end of the period.

TAX STATEMENTS          The Trust will mail you Form 1099-DIV and/or 1099-B in
                        January for any dividends and distributions you received or redemptions in your account. It will also send you any other tax forms required by the Internal Revenue
                        Service.  All tax forms are also filed with the Internal
                        Revenue Service.

PROSPECTUS              The Trust will mail you an updated prospectus each March
                        or earlier as updated.

DISTRIBUTIONS AND TAXES

The Funds intend to distribute substantially all of their net investment income and capital gains, if any, to shareholders. Any net capital gains realized are normally distributed in December. Income dividends for the Funds, if any, are declared and paid in December.

DISTRIBUTIONS

A fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of a fund share by the amount of the dividend on the ex-dividend date.

FEDERAL TAXES

Distributions of gains from the sale of assets held by the Funds for more than one year generally are taxable to shareholders at the applicable long-term capital gains rate, regardless of how long they have owned their Fund shares. Distributions from other sources generally are taxed as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares.

REDEMPTIONS AND EXCHANGES

You will recognize a taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of the other Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods in which you held shares.

"BUYING A DIVIDEND"

If you purchase shares just prior to a distribution of income or capital gains, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying a dividend".

OTHER TAX INFORMATION

The information above is only a summary of some of the federal tax consequences generally affecting the Funds and their shareholders, and does not discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes. You should consult your tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Funds are suitable given your particular tax situation.

When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with the IRS regulations, the IRS can require the Funds to withhold 30% of taxable distributions from your account.

PRIVACY POLICY

You entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

Stonebridge Funds will not release information about you or your accounts unless one of the following conditions is met:

     -  We receive your prior written consent.
     -  We believe the recipient to be you or your authorized representative.
     -  We are required by law to release information to the recipient.

Stonebridge Funds does not give or sell information about you or your Stonebridge Funds accounts to any other company, individual, or group.

Stonebridge Funds will only use information about you and your accounts to help us better serve your investment needs or to suggest services or educational materials that may be of interest to you.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We may also share personal information with companies that we hire to provide us with support services. When we share personal information with our service providers, we protect that personal information with a strict confidentiality agreement. We also maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

HOW TO INVEST

This section tells you how to purchase and exchange shares of the Funds. Please call 1-800-639-3935 to speak with a Shareholder Services Representative if you have any questions or need information.

HOW TO OPEN AND ADD TO YOUR ACCOUNT

You may open an account and purchase shares of the Funds by completing an Account Application and returning it to Stonebridge Funds with your check made payable to the applicable Fund. Call 1-800-639-3935 for an Account Application.

TO OPEN AN ACCOUNT

BY MAIL Send a completed Account Application and a check or money order payable in U.S. dollars and drawn on a bank located in the U.S. to Stonebridge Growth Fund or Stonebridge Aggressive Growth Fund, P.O. Box 219247, Kansas City, MO 64121-9247.

IN PERSON         Bring your completed Account Application and a check or money order payable in U.S. dollars and drawn on a bank located in the U.S. to Stonebridge Growth Fund or Stonebridge Aggressive
                  Growth Fund, 370 17th Street, Suite 3100, Denver, CO 80202.

AUTOMATICALLY     Complete the Automatic Investment Plan Section of your Account
(FROM YOUR BANK   Application or Account Options form to have money
ACCOUNT)          automatically withdrawn ($100 minimum per transaction), and return it to Stonebridge Funds, P.O. Box 219247, Kansas City,
                  MO 64121-9247.

BY WIRE           Call 1-800-639-3935 to receive wiring instructions.

TO ADD TO AN ACCOUNT

BY MAIL Send a check or money order payable in U.S. dollars and drawn on a bank located in the U.S. to Stonebridge Growth Fund or Stonebridge Aggressive Growth Fund, P.O. Box 219247, Kansas City, MO 64121-9247. Specify your account number and the name of the Funds in which you are investing.

IN PERSON         Bring your check or money order payable in U.S. dollars and drawn on a bank located in the U.S. to Stonebridge Growth Fund or Stonebridge Aggressive Growth Fund, 370 17th Street, Suite
                  3100, Denver, CO  80202.

AUTOMATICALLY     Complete an Automatic Investment Plan application to have $100
(FROM YOUR BANK   or more automatically withdrawn from your bank account
ACCOUNT)          monthly. Call 1-800-639-3935 to receive an application.

BY WIRE           Call 1-800-639-3935 to receive wiring instructions.

MINIMUM INVESTMENTS                                           GROWTH FUND       AGGRESSIVE FUND
----------------------------------------------------------------------------------------------------
To open a new account                                              $1,000               $250
To open a new retirement or certain other accounts                 $1,000               $250
To open a new account with an Automatic Investment Plan                $0                 $0
To add to any type of account                                        $100               $100

The minimum investment requirements do not apply to reinvested dividends, purchases by Service Organizations acting on behalf of their customers, officers, trustees, directors, employees and retirees of the Trust, Investment Adviser, Administrator or any direct or indirect subsidiary, or any spouse, parent or child of any of these persons.

Please note we will not accept third-party checks for the purchase of shares.

The Trust reserves the right to suspend the continuing offering of shares and to reject any purchase order in its sole discretion.

HOW TO EXCHANGE FUND SHARES

You may exchange shares of either Fund for shares of the other Fund. Exchanges must be for at least $1,000 in value per transaction into the Growth Fund and $250 in value per transaction into the Aggressive Fund. For further information on the exchange privilege, please call a Shareholder Services Representative at 1-800-639-3935.

The Trust may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days notice.

BY TELEPHONE            Call 1-800-639-3935, and give the account name, account
                        number, name of Fund and amount of exchange.

BY MAIL Send a written request to: Stonebridge Funds, P.O. Box 219247, Kansas City, MO 64121-9247.

                        Your written request must:
                        - be signed by each account owner
                        - state the number or dollar amount of shares to be
                          exchanged
                        - include your account number or tax identification
                          number

HOW TO REDEEM FUND SHARES

This section tells you how to redeem shares of the Funds. Please call 1-800-639-3935 to speak with a Shareholder Services Representative if you have any questions or need information.

You may redeem your shares on any business day. We will redeem your shares at the current-day closing price if you call before the close of the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern Time on a business day). Otherwise, you will receive the closing price on the next business day. We will generally send redemption proceeds by check to the shareholder(s) of record at the address of record within 7 days after we receive a valid redemption request.

If you have authorized the wire redemption service we will wire your redemption proceeds directly into your designated bank account, normally within 3 business days after we receive a valid redemption request. A wire fee of $10 will be added to your redemption request.

The Trust may postpone payment or suspend the right of redemption at times when the NYSE is closed for other than customary weekends and holidays, when trading on an exchange is restricted, when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

If you have selected the Systematic Withdrawal Plan, we will electronically transfer your redemption proceeds to your designated bank account within 7 days after withdrawal on approximately the 20th day of the month.

If the shares being redeemed were purchased by check, telephone or through the Automatic Investment Program, we may delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase check to clear.

Any sale, exchange, or change in registration may result in a taxable gain or loss reported to you and the IRS. We deduct back-up withholding if your account has no tax identification number or an incorrect tax identification number. In this situation, we must remit 30% of redemption proceeds and dividend distributions to the IRS as an advance tax payment. Back-up withholding should not apply if you provided your tax identification number on your account application or on IRS Form W-9.

Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of its net asset value, whichever is less, for any one shareholder within a 90-day period. It may make redemptions beyond this amount in portfolio securities.

BY TELEPHONE      Call 1-800-639-3935 and give the account name, account number, name of Fund and amount of redemption ($1,000 minimum).
                  (Available only if you check the appropriate box on the Account Application).

                  If you do not have and would like to add the telephone redemption feature, send a written request to Stonebridge Funds, P.O. Box 219247, Kansas City, MO 64121-9247.

                  The request must be signed (and signatures guaranteed) by each account owner. The Trust may impose a dollar limit on telephone redemptions. (Telephone redemption is not available for retirement accounts).

IN PERSON         During normal business hours, bring your written request to
                  Stonebridge Funds, 370 17th Street, Suite 3100, Denver, CO
                  80202.

BY MAIL Send a written request to Stonebridge Funds, P.O. Box 219247, Kansas City, MO 64121-9247.

                  Your written request must:

                  - be signed by each account owner; a signature guarantee is required for any redemption over $10,000 or any redemption being mailed to any address or payee other than a shareholder of record;
                  - state the number or dollar amount of shares to be redeemed;
                  - include your account number and tax identification number.

BY WIRE Call 1-800-639-3935 or write Stonebridge Funds, P.O. Box 219247, Kansas City, MO 64121-9247. You will need to provide your account name and number, name of Fund and amount of redemption ($1,000 minimum per transaction if made by wire).

                  If you have already opened your account and would like to have the wire redemption feature, send a written request to Stonebridge Funds, P.O. Box 219247, Kansas City, MO 64121-9247. The request must be signed (and signatures guaranteed) by each account owner.

                  The Trust charges a fee of $10 for wire transfers which is added to any redemption (your proceeds are reduced by $10 if an insufficient amount remains). In addition, your bank may charge a fee for receiving a wire.

SYSTEMATIC CASH WITHDRAWAL PLAN

If you own shares of a Fund with a net asset value of more than $10,000, you may establish a Systematic Cash Withdrawal Plan (a "Withdrawal Plan") with respect to the Fund upon completion of an authorized form. Qualified participants may receive monthly or quarterly checks of $50 or more in multiples of $10 as they choose. The redemption is made on the 20th day of the month and payment is made within seven days thereafter.

These payments are drawn from shares redeemed from your account to meet the payment amounts requested. If redemptions exceed dividends and capital gains distributions, you will eventually deplete your investment, particularly if the net asset value of the Fund decreases. A systematic withdrawal participant may stop receiving payments at any time, and resume them at any later time. The Trust reserves the right to cancel any Withdrawal Plan.

Under this program, all dividends and capital gains distributions are reinvested. Amounts paid to shareholders should not be considered income. No particular amount of periodic or quarterly payments is recommended. You can obtain an authorization form from the Trust at 1-800-639-3935.

GENERAL ACCOUNT POLICIES

This section explains various general account policies. Please call 1-800-639-3935 to speak with a Shareholder Services Representative if you have questions or need information.

ACCOUNTS OPENED THROUGH A SERVICE ORGANIZATION

You may purchase or sell Fund shares through an account you have with Stonebridge Capital Management or through a Service Organization. Your Service Organization may charge transaction fees on the purchase and/or sale of your shares and may require different minimum initial and subsequent investments than the Funds. Service Organizations may also impose charges, restrictions, transaction procedures or cut-off times different from those for shareholders who invest in the Funds directly.

A Service Organization may receive fees from Stonebridge Capital Management for providing services to the Funds or their shareholders. These services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from Stonebridge Capital Management with respect to their customers' assets invested in the Funds. The Service Organization, rather than you, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Service Organization to carry out its obligations to its customers.

ADDRESS CHANGES

To change the address on your account, call 1-800-639-3935 or send a written request signed by all account owners. Please include:

         - Name of the Fund
         - Account number(s)
         - Name(s) on the account
         - Both the old address and new address

Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

DISTRIBUTIONS

When you open an account, you must specify on your Account Application whether you want to receive your distributions in cash. Otherwise, all distributions will be reinvested. You may change your distribution option at any time by writing the Funds or calling 1-800-639-3935.

Before purchasing shares of a Fund you should carefully consider the impact of dividends or capital gain distributions which have been declared but not paid. Any such dividends or capital gain distributions paid to you shortly after your purchase of shares will reduce the per share net asset value of your shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, which may be at ordinary income tax rates.

EXPRESS MAIL

If you want to use express mail or overnight delivery service rather than the Funds' Kansas City Post Office Box, the address is:

         Stonebridge Funds
         330 West 9th Street
         Kansas City, MO 64105

Note: Redemptions will not be delivered via express mail. To expedite delivery, your redemption proceeds may be sent via automated clearing house or wire (fees are charged by the Fund and may be charged by your financial institution).

INVOLUNTARY REDEMPTIONS

The Trust reserves the right to close your account if it believes you are engaging in activities which are illegal or otherwise detrimental to the Trust. In the case of activity believed to be detrimental to the Trust, we will provide written notice to you or your Service Organization representative before closing your account.

PRICE OF FUND SHARES

The price at which you buy, sell, or exchange Fund shares is the share price or net asset value per share ("NAV"). Each Fund's NAV is calculated by adding the value of the Fund's investments, cash and other assets, deducting the Funds' liabilities, and dividing that total value by the total number of shares outstanding. The Funds' investments are valued at market value or, when market quotations are not readily available, at fair value as determined in good faith by or under the direction of the Board of Trustees. The Funds' NAVs are determined by the Fund Accounting Agent as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time), on each day that the NYSE is open. Share price is not calculated on the days that the NYSE is closed.

To receive a day's price, the transfer agent must receive your order in good form by the close of regular trading on the NYSE on that day. If not, it will process your request at the next day's NAV. To be in proper form, your order must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

In the case of participants in certain employee benefit plans investing in a Fund, purchase orders will be processed at the NAV next determined after the Service Organization acting on their behalf receives the purchase order.

REDEMPTION OF LOW BALANCE ACCOUNTS

If your account balance falls below $1,000 in the Growth Fund or $250 in the Aggressive Fund as a result of a redemption, we will send you a letter advising you to either bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $100 per month. If you do not take action within 90 days after notice, we may close your account and send you the proceeds at the address of record. The Trust reserves the right to increase investment minimums.

REGISTRATION CHANGES

To change the name on an account, we generally transfer the shares to a new account. In some cases, we may require legal documentation. Registration changes may involve a change in ownership which may result in a taxable gain or loss reported to you and the IRS.

SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

The guarantee must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed in the name of the guarantor by an authorized person with that person's title and the date. The Trust may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee a signature.

To protect your accounts from fraud, the following transactions will require a signature guarantee:

         - Transferring ownership of an account.
         - Redemption check is more than $10,000.
         - Redemption check is being mailed to an address other than the address of record.
         - Redemption check is being mailed to an address which has been changed within the last 30 days the redemption request without a signature guarantee.

The Trust reserves the right to require a signature guarantee or to reject or delay redemption under certain other circumstances.

TELEPHONE TRANSACTIONS

You may initiate certain transactions by telephone subject to your authorization. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. The Trust reserves the right to terminate or suspend telephone transaction privileges at any time and without notice. It may be difficult to reach the Funds by telephone during periods of unusual market activity. If this happens, you may purchase or redeem shares by mail as described above.

To initiate telephone transactions, we require you to provide personal identification information including:

         - Portfolio name
         - Account number
         - Name and address exactly as registered on the account
         - Other personal identification information

FINANCIAL HIGHLIGHTS - STONEBRIDGE GROWTH FUND

The financial highlights table is intended to help you understand the Stonebridge Growth Fund's financial performance for the past 5 years. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the table is for the Stonebridge Growth Fund series of the Stonebridge Funds Trust and the Stonebridge Growth Fund, Inc., the predecessor of the Stonebridge Growth Fund series of the Trust. The information for the year ended November 30, 1997, the period ended October 31, 1998 and the years ended October 31, 1999, 2000, and 2001 has been audited by Tait, Weller & Baker, independent auditors, whose report thereon and on the financial statements and the related notes is included in the Stonebridge Funds Trust Annual Report incorporated by reference into the Statement of Additional Information. The information for the eleven months ended October 31, 1998 reflects the fiscal year end of the Trust. Further information about the performance of the Fund is contained in the Fund's latest Annual Report, which you can obtain without charge by contacting the Stonebridge Funds at (800) 639-3935.

     SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING FOR THE
                 STONEBRIDGE GROWTH FUND THROUGHOUT EACH PERIOD

                                                                      YEARS ENDED                   PERIOD ENDED         YEAR ENDED
                                                                      OCTOBER 31,                    OCTOBER 31,        NOVEMBER 30,
                                                          2001           2000           1999            1998                1997
                                                       -----------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                     $14.57         $18.01         $14.32          $17.69              $16.56
                                                       -----------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income/(loss)                               0.01          (0.01)         (0.03)           0.00                0.02
Net realized and unrealized gain/(loss)
 on investments                                           (2.79)         (1.53)          3.72           (0.07)               2.90
                                                       -----------------------------------------------------------------------------
Total income/(loss) from investment
 operations                                               (2.78)         (1.54)          3.69           (0.07)               2.92
                                                       -----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                  (0.01)          0.00           0.00           (0.02)              (0.10)
Distributions from net realized gain
  on investments                                          (2.67)         (1.90)          0.00           (3.28)              (1.69)
Total distributions to shareholders                       (2.68)         (1.90)          0.00           (3.30)              (1.79)
                                                       -----------------------------------------------------------------------------
Net asset value, end of period                            $9.11         $14.57         $18.01          $14.32              $17.69
                                                       =============================================================================
TOTAL RETURN                                             (22.54)%        (9.62)%        25.77%          (0.44)%             19.79%
                                                       =============================================================================
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)                     $26,285        $35,921        $42,610         $38,774             $42,380
                                                       =============================================================================
Ratio of operating expenses to average net assets          1.50%          1.50%          1.50%           1.50%*              1.50%
Ratio of operating expenses to average
  net assets before fee waivers                            1.74%          1.52%          1.66%           1.78%*              1.50%
                                                       =============================================================================
Ratio of net investment income/(loss)
 to average net assets                                     0.07%         (0.04)%        (0.18)%          0.02%*              0.11%
                                                       =============================================================================
Ratio of net investment income/(loss) to
  average net assets before fee waivers                   (0.17)%        (0.06)%        (0.35)%         (0.25)%*             0.11%
                                                       =============================================================================
Portfolio turnover rate**                                 81.78%            77%            54%             41%                 41%
                                                       =============================================================================

*    Annualized
** A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2001 were $23,282,760 and $24,245,337, respectively.

FINANCIAL HIGHLIGHTS - STONEBRIDGE AGGRESSIVE GROWTH FUND

The financial highlights table is intended to help you understand the Stonebridge Aggressive Growth Fund's financial performance for the past 5 years. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the table is for the Stonebridge Aggressive Growth Fund series of the Stonebridge Funds Trust and the Stonebridge Aggressive Growth Fund, Inc., the predecessor of the Stonebridge Aggressive Growth Fund series of the Trust. The information for each of the years ended October 31, 1997 through 2001 has been audited by Tait, Weller & Baker, independent auditors, whose report thereon and on the financial statements and the related notes is included in the Annual Report for Stonebridge Aggressive Growth Fund, Inc. incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's latest Annual Report, which you can obtain without charge by contacting the Stonebridge Funds at (800) 639-3935.

     SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING FOR THE
            STONEBRIDGE AGGRESSIVE GROWTH FUND THROUGHOUT EACH PERIOD

                                                                                 YEARS ENDED OCTOBER 31,
                                                            2001           2000         1999              1998              1997
                                                       -----------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year                         $14.72         $11.46        $8.59            $13.27            $13.19
                                                       -----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                         (0.17)         (0.21)       (0.19)            (0.37)            (0.20)
Net realized and unrealized gain/(loss)
 on investments                                             (2.65)          4.35         3.06             (2.07)             2.83
                                                       -----------------------------------------------------------------------------
Total income/(loss) from investment
   operations                                               (2.82)          4.14         2.87             (2.44)             2.63
                                                       -----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gain
 on investments                                             (3.94)         (0.88)        0.00             (2.24)            (2.55)
                                                       -----------------------------------------------------------------------------
Total distributions to shareholders                         (3.94)         (0.88)        0.00             (2.24)            (2.55)
                                                       -----------------------------------------------------------------------------
Net asset value, end of year                                $7.96         $14.72       $11.46             $8.59            $13.27
                                                       =============================================================================
TOTAL RETURN                                               (22.56)%        38.18%       33.41%           (20.23)%           22.89%
                                                       =============================================================================
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)                          $7,057         $9,050       $5,837            $4,664            $5,428
                                                       =============================================================================
Ratio of operating expenses to
 average net assets                                          2.90%          2.90%        2.85%             2.90%             2.90%
                                                       =============================================================================
Ratio of operating expenses to average
  net assets before fee waivers
  and subsidy reimbursements                                 3.18%          2.87%        3.85%             3.69%             2.90%
                                                       =============================================================================
Ratio of net investment loss to average
  net assets                                                (1.83)%        (1.60)%      (1.90)%           (2.01)%           (1.62)%
                                                       =============================================================================
Ratio of net investment loss to average net
  assets before fee waivers and
  subsidy reimbursements                                    (2.11)%        (1.57)%      (2.90)%           (1.22)%           (1.62)%
                                                       =============================================================================
Portfolio turnover rate*                                    92.25%           133%          88%               92%               88%
                                                       =============================================================================

* A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2001 were $6,764,796 and $6,367,742, respectively.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       STATEMENT OF ADDITIONAL INFORMATION


                             STONEBRIDGE FUNDS TRUST
                             STONEBRIDGE GROWTH FUND
                       STONEBRIDGE AGGRESSIVE GROWTH FUND
                           370 17th Street, Suite 3100
                             Denver, Colorado 80202
                                 (800) 639-3935

                                FEBRUARY 28, 2002

--------------------------------------------------------------------------------

Stonebridge Funds Trust (the "Trust") is a no-load, open-end investment company, commonly known as a mutual fund, consisting of two series--Stonebridge Growth Fund (the "Growth Fund") and Stonebridge Aggressive Growth Fund (the "Aggressive Fund") (collectively "the Funds"). The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors with certain information concerning the activities of the companies being considered for investment. This information is included in a Prospectus dated February 28, 2002 (the "Prospectus"), which you may obtain without charge by writing or calling the Funds. This Statement of Additional Information provides additional information concerning the Funds.

Information from the Funds' latest annual report is incorporated by reference in this Statement of Additional Information. You may obtain a copy of the annual report without charge by writing or calling the Funds. The Prospectus and this Statement of Additional Information omit certain information contained in the Trust's registration statement filed with the SEC. You may inspect copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information at the Public Reference Room of the SEC at 450 5th Street, N.W., Washington, D.C. 20549, or obtain copies from the SEC by paying the charges prescribed under its rules and regulations. It is also available on the SEC's Internet website at http://www.sec.gov.

                                TABLE OF CONTENTS
                                                                PAGE
Investment Objectives and Policies                                2
Organization and Management of the Trust                         10
Investment Advisory and Other Services                           12
Brokerage Transactions                                           14
Portfolio Turnover                                               15
Redemptions                                                      16
Pricing                                                          16
Taxation                                                         17
Performance Information                                          19
Individual Retirement Accounts                                   19
Financial Statements                                             20

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE TRUST'S PROSPECTUS, WHICH MAY BE OBTAINED BY WRITING STONEBRIDGE FUNDS, 370 17TH STREET, SUITE 3100, DENVER, COLORADO 80202, OR TELEPHONING THE FUNDS AT (800) 639-3935.

                       INVESTMENT OBJECTIVES AND POLICIES

         Information concerning the Funds' fundamental investment objectives is set forth in the Prospectus under the heading "Summary of the Funds' Investments, Risks and Performance." In order to achieve their investment objectives, the Funds invest in securities and use certain other investment techniques.

OPTIONS AND FUTURES TRANSACTIONS

         In addition to its investments in securities, each Fund may buy and sell stock and stock index options, stock index and foreign currency futures contracts, and options on futures with respect to its assets. Transactions in such options and futures contracts may afford the Funds the opportunity to hedge against a decline in the value of securities they own, may provide a means for the Funds to generate additional income on their investments or may provide opportunities for capital appreciation. The Funds may also purchase and sell stock index futures contracts and options to manage cash flow and to attempt to remain fully invested in the stock market. Although the Funds have no specific fundamental limitations on their ability to engage in options and futures contracts, they do not use options or futures contracts for speculative purposes. The Funds may engage in additional hedging techniques as new techniques become available.

         The Funds intend to limit their transactions in options to writing covered call options on stocks and stock indexes, purchasing put options on stocks and on stock indexes, and closing out such options in closing transactions. The Funds intend to limit their transactions in futures contracts to purchasing and selling stock index and foreign currency futures contracts, and to purchases of related options.

         In purchasing futures contracts and related options the Funds will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the Funds are excluded from regulation as a "commodity pool operator." CFTC regulations require, among other things, that futures be used (1) solely for "bona fide hedging" purposes, as defined in CFTC regulations, and (2) other positions for the establishment of which the aggregate initial margin and option premiums (less the amount by which such options are "in the money") do not exceed 5% of a Fund's net assets (after taking into account unrealized gains and unrealized losses on any contract it has entered into). The extent to which a Fund may engage in futures transactions may also be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

         A Fund may not purchase or sell futures contracts and related options unless immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premium paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and losses on the Fund's open contracts and excluding the amount that a futures option is "in the money" at the time of purchase. (An option to buy a futures contract is "in the money" if the then current purchase price of the contract that is subject to the option exceeds the exercise or strike price; an option to sell a futures contract is "in the money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.)

         The premium paid for purchasing an option reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. Each Fund intends to limit the aggregate value of the securities underlying the calls or obligations underlying the put options to no more than 25% of its net assets taken at market value, determined as of the date the options are written. All options, whether written or purchased, will be listed on a national securities exchange and issued by the Options Clearing Corporation.

         The above limitations on the Funds' investments in futures contracts and options, and the Funds' policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed by the Board of Trustees without shareholder approval as regulatory agencies permit. The Funds will not modify the above limitations to increase the permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Funds' shareholders.

OPTIONS ON SECURITIES

         Each Fund may write covered put and call options on stocks to attempt to increase the return on its investments through the receipt of premium income. Each Fund also may write put options and purchase all options on stocks to increase its exposure to the stock market when the Fund has cash from new investments or holds a portion of its assets in money market instruments or to protect against an increase in prices of securities it intends to purchase. When a Fund wishes to sell securities because of shareholder redemptions or to protect the value of securities it owns against a decline in market value, it may write call options and purchase put options.

         A call option gives the purchaser, in return for payment of the option premium (the option's current market price), the right to buy the option's underlying security at a specified exercise price at any time during the term of the option. The writer of a call option, who receives the premium, assumes the obligation to deliver the underlying security against payment of the exercise price at any time the option is exercised. A put option is a similar contract that gives the purchaser of the option, in return for the premium paid, the right to sell the underlying security at a specified exercise price at any time during the term of the option. The writer of the put receives the premium and assumes the obligation to buy the underlying security at the exercise price whenever the option is exercised.

         The Funds may write covered call options on securities they own to attempt to realize, through the receipt of premium income, a greater return than would be realized on the securities alone. In return for the premium, a Fund forfeits the right to any appreciation in the value of the underlying security above the option's exercise price for the life of the option (or until a closing transaction can be effected). The Fund also gives up some control over when it may sell the underlying securities, and must be prepared to deliver the underlying securities against payment of the option's exercise price at any time during the life of the option. The Fund retains the full risk of a decline in the price of the underlying security held to cover the call for as long as its obligation as a writer continues, except to the extent that the effect of such a decline may be offset in part by the premium received.

         The principal purpose of writing a covered put option would be to realize income in the form of the option premium, in return for which a Fund would assume the risk of a decline in the price of the underlying security below the option's exercise price less the premium received. The Fund's potential profit from writing a put option would be limited to the premium received.

         When a Fund has written an option, it may terminate its obligation by effecting closing purchase transactions. This is accomplished by purchasing at the current market price an option identical as to underlying instrument, exercise price and expiration date to the option written by the Fund. The Fund may not effect closing purchase transactions, however, after it has been notified that the option it has written has been exercised. When a Fund has purchased an option it may liquidate its position by exercising the option, or by entering into a closing sale transaction by selling an option identical to the option it has purchased. There is no guarantee that closing transactions can be effected.

         A Fund will realize a profit from a closing transaction if the price at which the option is closed out is less than the premium received for writing the option or more than the premium paid for purchasing the option. Similarly, the Fund will realize a loss from closing transactions if the price at which the option is closed out is more than the premium received or less than the premium paid. Transaction costs for opening and closing options positions must be taken into account in these calculations.

         A Fund may purchase put options on securities it owns to attempt to protect those securities against a decline in market value during the term of the option. To the extent that the value of the securities declines, the Fund may exercise the option and sell the securities at the exercise price, and thereby may partially or completely offset the depreciation of the securities. If the price of the securities do not fall during the life of the options, the Fund may lose all or a portion of the premium it paid for the put option, and would lose the entire premium if the option were allowed to expire unexercised. Such losses could, however, be offset entirely or in part if the value of the securities owned should rise.

         Call options written by a Fund are "covered" if the Fund owns the call options' underlying securities or have an absolute and immediate right to acquire those securities without the payment of additional consideration (or upon payment of additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities they own. A call option written by a Fund is also covered if the Fund owns, on a share-for-share basis, call options on the same securities whose exercise price is equal to or less than the calls written, or greater than the exercise prices of the calls written if the differences are maintained by the Fund in cash or liquid securities in a segregated account with its custodian. Put options written by a Fund are "covered" if the Fund maintains cash or liquid securities with a value equal to the put options' exercise prices in segregated accounts with the Trust's custodian, or else own, on a share-for-share basis, put options on the same securities whose exercise prices are equal to or greater than the puts written. Securities held by a Fund to cover options may not be sold so long as the Fund remains obligated under the options, unless the securities are replaced by other appropriate securities.

OPTIONS ON STOCK INDEXES

         The Funds may write covered call options on stock indexes to attempt to increase the return on their investments through the receipt of premium income. The Funds will cover index calls by owning securities whose price changes, in the opinion of the Funds' investment adviser, are expected to be similar to those of the index. If the value of an index on which a Fund has written a call option falls or remains the same, the Fund would realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund would realize a loss in its call option position, which would reduce the benefit of any unrealized appreciation of the Fund's stock investments.

         The principal reason for writing a covered put option on a stock index would be to realize income in return for assuming the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlates with changes in the value of the index, writing covered put options on indexes would increase the Fund's losses in the event of a market decline, although such losses would be offset in part by the premium received for writing the option. The Fund would cover put options on indexes by segregating assets equal to the option's exercise price, in the same manner as put options on securities.

         The Funds may purchase put options on stock indexes to hedge their investments against declines in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments did not decline as anticipated, or if the value of the option did not increase, the Fund's losses would be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

         A stock index assigns relative value to the common stocks included in the index (for example, the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index), and the stock index fluctuates with changes in the market value of such stocks. An option on an index gives the holder the right, in return for the premium paid, to require the writer to pay cash equal to the difference between the closing price of the index and the exercise price of the option, times a specified multiplier. No actual delivery of the stocks underlying the index is made.

STOCK INDEX AND FOREIGN CURRENCY FUTURES AND RELATED OPTIONS

         The Funds may purchase and sell stock index and foreign currency futures contracts (as well as purchase related options) as hedges against changes resulting from market conditions and exchange rates in the values of the domestic and foreign securities held by the Funds or which they intend to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Funds.

         A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. A foreign currency futures contract creates an obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in United States dollars. The Funds may purchase and sell foreign currency futures contracts as a hedge against changes in currency exchange rates when the Funds are invested in the securities of foreign issuers.

         In addition, the Funds may utilize stock index futures contracts in anticipation of changes in the composition of the portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish long futures positions based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         No price is paid or received by a Fund upon the purchase or sale of futures contracts. Initially, the Fund will be required to deposit with a broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contracts assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from a broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, the position will have increased in value and the Fund will be entitled to receive from the broker variation margin payments equal to the increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to decreases in the underlying instruments, the positions would be less valuable and the Fund would be required to make a variation margin payments to the broker. At any time prior to expiration of the futures contracts, the Fund's Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes losses or gains.

         Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         Futures positions may be closed out only on an exchange or board of trade, which provides a market for such futures. Although the Funds intend to purchase futures, which appear to have an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. Thus, it may not be possible to close a futures position in anticipation of adverse price movements.

RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS

         In selecting futures contracts and options for the Funds, the Adviser will assess such factors as current and anticipated stock prices and interest rates, the relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Funds' cash flow and cash management needs. Because of the imperfect correlation between movements in the price of a futures contract and movements in the price of the securities or currency which are the subject of the hedge, the price of the future may move more than or less than the price of the securities or currency being hedged. If the price of the future moves less than the price of the securities or currency which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities or currency being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities or currency being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities or currency, the Fund will experience either a loss or gain of the future which will not be completely offset by movements in the price of the securities or currency which are the subject of the hedge. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities or currency held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value of its portfolio.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash or cash equivalents in securities or options in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities or currency being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. First, rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or currency movements by a Fund's investment adviser may still not result in a successful hedging transaction over a short time frame. Moreover, if the Fund's adviser is incorrect in such forecasts or interest rates or other applicable factors, the Fund would be in a worse position than if it had not hedged at all. In addition, the Fund's purchase and sale of options on indexes is subject to the risks described above with respect to options on securities.

         In the event of the bankruptcy of a broker though which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

SHORT SALES AGAINST THE BOX

         The Funds may from time to time make short sales of securities if at the time of the short sale they own or have the right to acquire, at no additional cost, an equal amount of the securities sold short. This investment technique is known as a "short sale against the box." While the short position is maintained, a Fund will collateralize its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve (presently 10% of the market value of the securities sold short). If a Fund engages in a short sale the collateral account will be maintained by the Fund's custodian or a duly qualified subcustodian. While the short sale is open the Fund will maintain in a segregated custodial account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities at no additional cost. The Funds' Adviser currently anticipates that no more than 25% of a Fund's total assets would be invested in short sales against the box, but this limitation is a nonfundamental policy which could be changed by the Board of Trustees of the Trust.

         A Fund may make a short sale against the box when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible into or exchangeable for such security), or when the Fund wants to sell the security at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

TEMPORARY DEFENSIVE MEASURES

         During adverse or transition periods in the stock market, the Funds may hold reserves without percentage limitation to protect and preserve assets. These temporary defensive reserves will be invested in money market instruments, including U.S. Treasury bills, repurchase agreements secured by U.S. Government securities, certificates of deposit, high grade bankers' acceptances, and high grade commercial paper with a maximum maturity of one year.

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specified merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase meet certain credit standards. The US Treasury bills mature in one year or less, have fixed interest rates, and are guaranteed by the full faith and credit of the U.S. Government. Commercial paper consists of promissory notes issued by corporations; it generally has a maturity of less than nine months and a fixed rate of return, although such instruments may have maturities of up to one year.

FOREIGN INVESTMENTS

Each Fund may invest up to 20% of its total assets, either directly in securities issued by foreign companies wherever organized or indirectly through investments in American Depository Receipts (ADRs) and closed-end investment companies.

  ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

         ADRs may be sponsored by the foreign issuer or may be unsponsored (organized independently from the foreign issuer). Available information regarding the foreign securities underlying unsponsored ADRs may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile.

         Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, political or financial instability or diplomatic and other developments, which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. The extent to which the Funds will be invested in foreign companies will fluctuate from time to time within the 20% limitation stated above depending on the Adviser's assessment of prevailing market, economic and other conditions.

CURRENCY EXCHANGE CONTRACTS

  The Aggressive Fund may enter into currency exchange contracts (agreements to exchange dollars for foreign currencies at a future date) to manage exchange rate risk. Currency exchange contracts allow the Adviser to hedge the Fund's foreign investments against adverse exchange rate changes. Successful currency hedging depends on the Adviser's ability to predict foreign currency values. A currency exchange contract will tend to offset both positive and negative currency fluctuations but will not offset other changes in the value of the Aggressive Fund's foreign investments. The Aggressive Fund does not use currency exchange contracts for speculative purposes.

REPURCHASE AGREEMENTS

         Pursuant to a repurchase agreement, a Fund purchases securities and the seller agrees to repurchase them from the Fund at a mutually agreed-upon time and price. The period of maturity is usually overnight or a few days, although it may extend over a number of months. The resale price exceeds the purchase price, reflecting an agreed-upon rate of return for the period of time the Fund's money is invested in the security. The Funds' repurchase agreements will be fully collateralized at all times in an amount at least equal to the purchase price. The instruments held as collateral are valued daily. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. The Funds will only enter into repurchase agreements with financial institutions and brokers and dealers, which meet certain creditworthiness, and other criteria established by the Board of Trustees.

CONVERTIBLE BONDS

         The Aggressive Fund may invest in convertible bonds, which are fixed income securities that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible bonds are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also provides the investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock.

         Like other debt securities, the value of a convertible bond tends to vary inversely with the level of interest rates. However, to the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible bond will be increasingly influenced by its conversion value (the security's worth, at market value, if converted into the underlying common stock).

BONDS

         Each of the Funds may invest up to 5% of its net assets in bonds (debt securities with initial maturities of up to 30 years) issued by U.S. companies, although the Adviser does not currently intend to do so. Any such bonds will be investment grade (i.e., rated in the top four rating categories by a nationally recognized securities rating organization) at the time of purchase, and will be sold as promptly as practicable if their ratings decline below investment grade. The values of these instruments tend to vary inversely with interest rates; the longer the maturity, the greater the fluctuation. The value of a bond can also be affected by developments relating to the issuer.

PREFERRED STOCKS

         Each Fund may invest assets in preferred stocks up to 5% of the Fund's total assets. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

INVESTMENT COMPANY SECURITIES

         Securities of closed-end investment companies investing in foreign securities may be acquired by the Funds within the limits prescribed by the Investment Company Act of 1940, as amended (the "Act"). Each Fund currently intends to limit such investments so that, immediately after such investment:
(a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by each of the Funds. The Funds will invest in closed-end investment companies only in furtherance of their investment objectives. Growth in appreciation and dividends in foreign markets sometimes occurs at a faster rate than in domestic markets. The ability of the Funds to invest in closed-end investment companies that invest in foreign securities provides, indirectly, greater variety and added expertise with respect to investments in foreign markets than if the Funds invested directly in such markets. Such companies themselves, however, may have policies that are different from those of the Funds and will bear management and other expenses of the same type as those paid by the Funds that may be greater or lesser in amount than those paid by the Funds. No adjustments will be made to the advisory fee with respect to assets of the Funds invested in such investment companies.

INVESTMENT RESTRICTIONS

         Certain investment limitations and restrictions cannot be changed without the approval of a majority of the outstanding voting securities of the Funds. These restrictions are as follows:

         For both Funds:

         (1) Neither Fund may invest an amount, which exceeds 5% of the value of the Fund's total assets in the securities of any one issuer. This restriction does not apply to holdings of U.S. Government securities.

         (2)      Neither Fund may issue any senior securities.

         (3) Neither Fund may purchase the securities of any issuer for the purpose of exercising control of management and it may not acquire or own more than 10% of any class of the securities of any company.

         (4) Neither Fund may make short sales of securities or maintain a short position unless at the time of the short sale the Fund owns or has the right to acquire at no additional cost an equal amount of the securities sold short.

         (5) Neither Fund may borrow money except for temporary emergency purposes and then not in excess of 10% of total net assets for the Growth Fund and 5% of total net assets for the Aggressive Fund.

         (6) Neither Fund may underwrite securities, buy or sell real estate or commodities or commodity contracts, or make loans to individuals, except that the Funds may invest in futures contracts and options as described in "Options and Futures Transactions."

         (7) Neither Fund may invest in the securities of other investment companies if immediately after such investment the Fund will own (a) securities issued by an investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (b) securities issued by all investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and any applicable rules or exemptive orders issued thereunder.

         (8) Neither Fund may invest in any security if information is not available with respect to the history, management, assets, owners and income of the issuer of such security, and neither Fund may make any investment which would subject the Fund to unlimited liability.

         (9) Neither Fund may purchase any securities on margin except for short-term credits as are necessary for the clearance of transactions; provided, however, that the Funds may make initial and variation margin payments in connection with purchases or sales of options or futures contracts.

         Although the Funds are not prohibited from purchases of restricted securities, the Funds have never held such securities in their portfolios and do not presently intend to purchase restricted securities.

         For the Growth Fund only:

         (1) The Growth Fund may not lend any money to any person (for this purpose the purchase of a portion of an issue of publicly distributed debt securities for investment purposes is not considered a loan).

         (2) The Growth Fund may not engage in activity, which involves promotion or business management by the Fund.

         (3) The Growth Fund may not buy or sell real estate mortgage loans.

         (4) Neither Fund may purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of such a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

         The Board of Trustees has adopted a policy that the Growth Fund will not invest in oil, gas and other mineral leases and, in addition to the restrictions on real estate investments described above, the Growth Fund will not purchase any real estate limited partnership interest. In addition, the Growth Fund will not pledge, mortgage or hypothecate assets of the Growth Fund to an extent greater than 15% of the gross assets of the Growth Fund taken at cost. The Growth Fund will not invest in securities of companies, which have a record of less than three years continuous operations if such purchase would cause more than 5% of the total assets of the Growth Fund to be invested in securities of such companies. In addition, the Aggressive Fund will not lend money to any person (for this purpose the purchase of a portion of an issue of publicly distributed debt securities for investment purposes is not considered a loan) and will not purchase or sell real estate.


                    ORGANIZATION AND MANAGEMENT OF THE TRUST

         The Trust is organized as a Delaware business trust. Each Fund is a series of the Trust and each Fund's shares are beneficial ownership interests of the respective Fund. Shareholders are not entitled to any preemptive rights. All shares, when issued, are fully paid and non-assessable by the Trust. The Trust is an open-end, management investment company, and each Fund is diversified. Prior to November 1, 1998, the Funds were organized as individual Delaware corporations. The predecessors to the Aggressive Fund and the Growth Fund were originally organized on October 1, 1956 and November 13, 1958, respectively.

         The Fund does not intend to hold annual meetings except as required by the Investment Company Act of 1940. Each share outstanding on the record date has one vote (with proportional voting for fractional shares). Shareholders will vote in the aggregate and not by Fund except as otherwise required by law or when the Board of Trustees determines that a matter to be voted on affects only the interest of a particular Fund. The holders of two-thirds of the outstanding shares of the Trust may remove a Trustee at a shareholder meeting called by written request of the holders of at least 10% of the outstanding shares of the Trust.

TRUSTEES AND OFFICER

         The Board of Trustees is responsible for the overall management of the business of the Funds. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Funds, including the Trust's agreements with its investment adviser, administrator, transfer agent, custodian and dividend disbursing agent. The Board has delegated the day-to-day operations of the Funds to the Trust's officers and various service providers, subject always to the objectives and policies of the Funds and the general supervision of the Board of Trustees. The officers and trustees of the Trust, their addresses and their principal occupation during the past 5 years are:

INTERESTED TRUSTEES AND OFFICERS

RICHARD C. BARRETT, CFA (age 60) - Chairman of the Board, President and Trustee* President and Chairman of the Board, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Suite 1800, Los Angeles, California 90067; Director, Stonebridge Growth Fund, Inc. and Stonebridge Aggressive Growth Fund, Inc. (1982 - October, 1998); Trustee, Stonebridge Funds Trust (November 1, 1998
- present).

CHARLES E. WOODHOUSE (age 38) - Trustee and Vice President*
Executive Vice President, Managing Director and Director of Research, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Suite 1800, Los Angeles, California, 90067; President, Stonebridge Aggressive Growth Fund, Inc. (July 1998 - October 1998); Trustee, Stonebridge Funds Trust (November 1, 1998 - present).

CRAIG B. BURGER, CFA (age 45) - Trustee and Vice President*
Senior Vice President, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Suite 1800, Los Angeles, California 90067; Trustee, Stonebridge Funds Trust (November 1, 1998 - present).

DEBRA L. NEWMAN (age 46) - Trustee, Vice President and Treasurer*
Vice President, Chief Financial Officer, Secretary and Managing Director, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Suite 1800, Los Angeles, California 90067; Treasurer, Stonebridge Aggressive Growth Fund, Inc. (February 1980 - October 1998); President, Stonebridge Growth Fund, Inc. (April 1985 - October 1998); Trustee, Stonebridge Funds Trust (November 1, 1998 - present).

LISA B. MOUGIN (age 29) - Secretary
Fund Controller, ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202; Assistant Treasurer, Westcore Funds Trust (February 1999
- present); Senior Associate, PricewaterhouseCoopers LLP (October 1994 - December 1998); Secretary, Stonebridge Funds Trust (February 1999 - present).

DEREK J. MULLINS (age 28) - Assistant Treasurer
Fund Controller, ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202; Assistant Treasurer, Stonebridge Funds Trust (1999 - present).

INDEPENDENT TRUSTEES

SELVYN B. BLEIFER, M.D. (age 72) - Trustee**
Physician, Cardiovascular Medical Group, 414 North Camden Drive, Beverly Hills, California 90210; Director, Stonebridge Growth Fund, Inc. and Stonebridge Aggressive Growth Fund, Inc. (1985 - October, 1998); Trustee, Brofman Hospital (1996-1999); Trustee, Stonebridge Funds Trust (November 1, 1998 - present).

MARVIN FREEDMAN (age 76) - Trustee**
Retired Founding Partner, Freedman Broder, & Company Accountancy Corporation, Certified Public Accountants, 10430 Wilshire Blvd., #1902, Los Angeles, California 90024; Director, Stonebridge Growth Fund, Inc. (1973 - October 1998) and Stonebridge Aggressive Growth Fund, Inc. (1995 - October, 1998); Trustee, Stonebridge Funds Trust (November 1, 1998 - present).

CHARLES F. HAAS (age 88) - Trustee**
Retired motion picture and television director; Trustee, Oakwood School, 12626 Hortense Street, Studio City, California, 91604; Director, Stonebridge Growth Fund, Inc. and Stonebridge Aggressive Growth Fund, Inc. (1981 - October, 1998); Trustee, Stonebridge Funds Trust (November 1, 1998 - present).

WILLIAM H. TAYLOR II, PH.D. (age 63) - Trustee**
General Partner, Taylor & Company (a venture capital organization); Special Limited Partner, AMT Ventures (a materials venture fund); Director, I.C.C., Inc. (an infrared imaging company); Director, T.P.L., Inc. (an advanced materials company); Director, Chapman Instruments, Inc. (a semiconductor capital equipment company); P.O. Box 3175, Sausalito, California 94966; Managing Partner, Mountaineer Capital (a small business investment company); Director, Stonebridge Growth Fund, Inc. and Stonebridge Aggressive Growth Fund, Inc. (1983 - October,
1998); Trustee, Stonebridge Funds Trust (November 1, 1998 - present).

--------------------------------------------------------------------------------
         * "Interested person" of the Trust as defined by the Investment Company Act of 1940, as amended. The interested Trustees are deemed interested due to their affiliation with the Funds' Adviser, Stonebridge Capital Management, Inc.
         ** Audit Committee Member

         As of December 31, 2001, the trustees and officers of the Fund, as a group, owned beneficially less than 1% of each Fund's outstanding shares.

         Trustees of the Trust who are not "interested persons" of the Trust as defined in the Act receive from the Trust a quarterly fee in the amount of $1,250 and $500 for attending each Board meeting. The Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. For the Trust's fiscal year ended October 31, 2001, the Trustees were compensated as follows:

                                  AGGREGATE              PENSION OR               ESTIMATED                 TOTAL
                              COMPENSATION FROM          RETIREMENT            ANNUAL BENEFITS          COMPENSATION
        TRUSTEE                   THE TRUST               BENEFITS             UPON RETIREMENT        PAID TO TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Selvyn B. Bleifer, MD              $7,000                    $0                      $0                    $7,000
Marvin Freedman                    $7,000                    $0                      $0                    $7,000
Charles F. Haas                    $7,000                    $0                      $0                    $7,000
William H. Taylor, II              $7,000                    $0                      $0                    $7,000

         As of December 31, 2001, the dollar range of equity securities in the Funds owned by Trustees who are "interested persons" of the Trust were as follows:

        INTERESTED                          DOLLAR RANGE OF EQUITY SECURITIES                       TOTAL
         TRUSTEES                                       IN THE FUNDS

                                        STONEBRIDGE GROWTH         STONEBRIDGE AGGRESSIVE
                                        FUND                       GROWTH FUND
Richard C. Barrett                      $10,001-$50,000            $10,001-$50,000             $10,001-$50,000
Charles C. Woodhouse                    $1 - $10,000               $10,001-$50,000             $10,001-$50,000
Craig B. Burger                         $1 - $10,000               $10,001-$50,000             $10,001-$50,000
Debra L. Newman                         $10,001-$50,000            $10,001-$50,000             $10,001-$50,000

         As of December 31, 2001, the dollar range of equity securities in the Funds owned by Trustees who are not "interested persons" of the Trust were as follows:

       NON-INTERESTED                          DOLLAR RANGE OF EQUITY SECURITIES                  TOTAL
         TRUSTEES                                        IN THE FUNDS

                                        STONEBRIDGE GROWTH         STONEBRIDGE AGGRESSIVE
                                        FUND GROWTH                FUND
Selvyn B. Bleifer                       $1 - $10,000               None                        $1 - $10,000
Marvin Freedman                         $10,001-$50,000            None                        $10,001-$50,000
Charles F. Haas                         None                       $1 - $10,000                $1 - $10,000
William H. Taylor, II                   $1 - $10,000               $1 - $10,000                $10,001-$50,000

Pursuant to its charter, the audit Committee makes recommendations to the Board of Trustees regarding the appointment and retention of the Trust's independent auditors. All of the Trustees who were not "interested persons" of the Trust were members of the Audit Committee. The Audit Committee held three meetings during the fiscal year ended October 31, 2001.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

         The Funds' investment adviser is Stonebridge Capital Management, Incorporated, 1801 Century Park East, Los Angeles, California 90067 (the "Adviser"). It provides investment advisory services to the Funds pursuant to investment advisory agreements (the "Agreements") initially approved by the Board of Trustees on August 25, 1998. The Adviser is engaged in the business of providing investment advice to individual and institutional clients, and had $489 million in assets under management as of December 31, 2001. It currently has 13 employees and is owned by six of its employees. The Adviser's directors and executive officers are John G. Ayer, Richard C. Barrett, Craig B. Burger, Debra L. Newman, Karen H. Parris, Timothy G. Walt, Charles E. Woodhouse and Matthew W. Markatos.

         For the fiscal years ended October 31, 2001, 2000, and 1999, the Adviser earned $235,493, $301,717, and $310,743 from the Growth Fund, respectively, before waiving $75,473, $9,415, and $69,488 of its fees, respectively. For the fiscal years ended October 31, 2001, 2000, and 1999, the Adviser earned $81,154, $80,248, and $51,696, from the Aggressive Growth Fund, respectively, before waiving $22,423, $0, and $51,696 of its fees, respectively. For the fiscal year ended October 31, 2000, the Aggressive Growth Fund reimbursed the Adviser $2,329.

         The Agreements will remain in effect with respect to each Fund for two years and thereafter from year to year so long as such continuances are approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of the Fund, but in either event they must be approved by a majority of the Trustees who are not parties to the Agreements or interested persons of any such party. Each Agreement also may be terminated without penalty at any time by the Board of Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser upon sixty days written notice, and will terminate automatically in the event of its assignment.

         The Trustees took into consideration various factors in evaluating the renewal of an existing investment advisory agreement at their September 25, 2001, meeting. The Trustees reviewed a memorandum prepared by counsel with respect to their fiduciary duties, and requested among other things copies of the Adviser's balance sheet and most recent Form ADV, a complete description of the services the Adviser provides to the Funds, information about the Adviser's personnel and the Funds' performance, a description of the Adviser's decisionmaking process, a comparison of the Adviser's fees and the fees charged by other comparable funds by other investment advisers, and information about the Adviser's compliance procedures with respect to the Funds. With respect to the Aggressive Growth Fund, the Trustees also noted that the Fund's return exceeded the returns of 87% of the funds in the Morningstar category for the first eight months of 2001. With respect to the Growth Fund, the Trustees noted that the Fund's return exceeded the returns of 59% of the funds in the Morningstar Large Blend category for the first eight months of 2001. The Trustees also noted, among other things, the lack of any complaints involving the Funds, the high quality of the personnel of the Adviser that were responsible for the Funds, the losses incurred by the Adviser in subsidizing the Funds, and the good compliance record of the Adviser with respect to the Funds.

         Each Agreement provides that the Adviser will not be liable for any error of judgment or loss suffered by a Fund, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. The Trust has agreed to indemnify the Adviser against liabilities, costs and expenses that the Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of its duties or obligations under the Agreements. The Adviser is not entitled to indemnification with respect to any liability to the Trust or shareholders of the Funds by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Agreements.

         Personnel of the Adviser may invest in securities for their own accounts pursuant to a Code of Ethics that sets forth all employees' fiduciary responsibilities regarding the Trust, establishes procedures for personal investing, and restricts certain transactions. In addition, restrictions on the timing of personal investing in relation to trades by the Funds and on short-term trading have been adopted.

CODE OF ETHICS

         The Trust permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics (the "Code") that has been adopted by the Trust's Board of Trustees. Access Persons are required to follow the guidelines established by the Code in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund and each Adviser and Distributor for the Fund, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the Code, must adopt and enforce its own Code of Ethics appropriate to its operations. The Board of Trustees is required to review and approve the Code of Ethics for the Fund and the Funds' Adviser and the Distributor. The Fund, the Funds' Adviser, and Distributor, unless exempt pursuant to Rule 17j-1, are also required to report to the Trust's Board of Trustees no less frequently than annually with respect to the administration and enforcement of such Code of Ethics, including any violations thereof which may potentially affect the Trust.

ADMINISTRATOR

         The Funds' Administrator is ALPS Mutual Funds Services, Inc. ("ALPS"), 370 17th Street, Suite 3100, Denver, Colorado 80202. It supervises and manages the business of the Funds (other than investment management activities) subject to the direction and control of the officers and trustees.

         For the fiscal year ended October 31, 2001, 2000, and 1999, ALPS earned administration fees in the amount of $75,000, $75,000, and $75,000 from the Growth Fund, respectively. For the fiscal years ended October 31, 2001, 2000, and 1999, ALPS earned $75,000, $75,000, and $75,000, from the Aggressive Growth Fund, respectively.

         Pursuant to its Administration Agreement with the Trust, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

DISTRIBUTOR

         ALPS Distributors, Inc. (the "Distributor") serves as the Funds' Distributor. Pursuant to its General Distribution Agreement with the Trust, the Distributor has agreed to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Funds, but is not obligated to sell any specified number of shares. The General Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement. Pursuant to the General Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933 and other applicable laws.

CUSTODIAN

         The Funds' Custodian is Fifth Third Bank, Fifth Third Center, Cincinnati, Ohio 45263. It receives and deposits all cash and receives and collects income from the Funds' investments. It also receives and delivers securities bought or sold by the Funds. The Custodian has no part in the management or investment decisions of the Funds. The Custodian is entitled to receive compensation based on the market value of all assets of the Trust in the aggregate, plus certain transaction based charges.

TRANSFER AGENT

         Pursuant to a transfer agency agreement, State Street Bank & Trust Company, through its affiliate National Financial Data Services (NFDS), 330 West 9th Street, Kansas City, Missouri, 64105, serves as the Funds' transfer agent and dividend disbursing agent. NFDS, as transfer agent, maintains the Funds' records for the shareholders who purchase shares. It accepts, confirms and processes payments for purchase and redemptions, and disburses and reinvests dividends and capital gains distributions, if any, made by the Funds to their shareholders. The fee paid to the transfer agent is based on a minimum fee, the number of open accounts and certain transaction based charges.

INDEPENDENT ACCOUNTANTS

         Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103-2108 (the "Auditors") serve as independent accountants to the Trust. The Auditors conduct the audit of the Funds' annual financial statements and prepare the Trust's tax returns. The Auditors have no part in the management or investment decisions of the Funds.

LEGAL COUNSEL

         Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071, is legal counsel for the Trust.


                             BROKERAGE TRANSACTIONS

         The Adviser decides when to buy and sell securities for the Funds, directs their portfolio business and negotiates their commission rates. It is the Funds' policy that the Adviser shall seek to obtain both quality research and "best execution" of purchase and sales transactions, and that the Adviser shall seek to negotiate the brokerage commissions to provide fair, competitive compensation for the brokers' services, giving consideration to the statistical and research services provided as well as the brokerage execution services. Statistical and research material furnished to the Adviser may be useful to the Adviser in providing services to clients other than the Funds. Similarly, such material furnished to the Adviser by brokers through which other clients of the Adviser trade may be useful in providing services to the Funds. Subject to periodic review by the Board of Trustees, the Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information if the Adviser determines such commissions are reasonable in relation to the overall services provided. The Adviser has a Best Execution Committee that regularly reviews brokerage commission summaries and other information to monitor the quality of its execution. None of the broker/dealer firms with which the Funds conduct business sells shares of the Funds and none is affiliated with either the Funds or the Adviser.

         Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser, investments of the kind made by the Funds may also be made by other such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and one or more other accounts managed by the Adviser, available investments are allocated in the discretion of the Adviser by such means as, in its judgment, result in fair treatment. The Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Funds and its other managed accounts, and the price paid to or received by the Funds and those accounts is the average obtained in those orders. In some cases, the aggregation and allocation procedures may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds.

         When a Fund purchases or sells a security which is not listed on a national securities exchange but which is traded in the over-the-counter market, the transaction generally takes place directly with a principal market maker, except in those circumstances where, in the opinion of the Adviser, better prices and executions will be achieved through the use of other broker-dealers. The Adviser does not receive any benefit directly or indirectly arising from these transactions.

         The following provides information regarding the brokerage transactions of the Growth Fund and Aggressive Growth Fund during their 2001, 2000, and 1999 fiscal years:

                                     TOTAL BROKERAGE
                                     COMMISSIONS PAID
                                     ----------------

                               GROWTH FUND    AGGRESSIVE FUND
                               -----------    ---------------

                               OCTOBER 31,       OCTOBER 31,
                  2001          $111,241          $25,230
                  2000          $108,103          $30,744
                  1999          $101,268          $11,816

         The Funds may from time to time purchase securities issued by the Trust's regular broker/dealers (as defined in Rule 10b-1 under the Investment Act of 1940) or their parents. As of October 31, 2001, the Stonebridge Growth Fund and the Stonebridge Aggressive Growth Fund held securities of the Trust's regular broker/dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities. As of October 31, 2001 the Stonebridge Growth Fund's aggregate holdings of securities of Fifth Third Securities was $2,223,421. As of October 31, 2001, the Stonebridge Aggressive Growth Fund's aggregate holdings of securities of Fifth Third Securities was $433,950.

         The Funds have authorized one or more brokers to accept on the Funds' behalf purchase and redemption orders. Those brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the applicable Fund's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee.


                               PORTFOLIO TURNOVER

         The annual portfolio turnover will normally be in the range of 25% to 75% for the Growth Fund and 25% to 100% for the Aggressive Fund. Portfolio turnover is a function of market shifts and relative valuation of individual securities and market sectors. The Adviser attempts to keep the Funds invested in those securities that have the potential to meet the Funds' objectives and that represent the best relative value.

         The following provides information regarding the annual portfolio turnover rates of the Growth Fund and Aggressive Growth Fund during their 2001, 2000, and 1999 fiscal years.

                                    ANNUAL PORTFOLIO
                                     TURNOVER RATE

                           GROWTH FUND      AGGRESSIVE FUND
                           -----------      ---------------
                            OCTOBER 31,        OCTOBER 31,
         2001                   82%                92%
         2000                   77%               133%
         1999                   54%                88%

         Due to the volatile markets of early 2000, the Adviser sold a number of securities in order to maintain a significant portion of the Aggressive Growth Fund's assets in cash and cash equivalents. This strategy was considered a temporary defensive measure in order to protect and preserve Fund assets. As a result, the Aggressive Growth Fund experienced an increase in its portfolio turnover rate going from 88% for fiscal year 1999 to 133% for fiscal year 2000. This also caused an increase in brokerage commissions paid by the Aggressive Growth Fund.


                                   REDEMPTIONS

         Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. Each Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.


                                     PRICING

         Each Fund's public offering price per share, which is its net asset value per share, is determined once daily as of the close of the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. This price applies to all orders to buy or sell the Fund's shares received prior to the close of trading on the NYSE each day the NYSE is open. Orders received after such time are held until the next day on which the public offering price is determined.

         Securities listed or traded on a registered securities exchange are valued at the last reported sale price on the day of the computation or, if there is not a sale on that day, the last reported bid price. Where market quotations of over-the-counter stocks or other securities are readily available, the mean between the bid and asked price is used; however, for dates on which the last sale price is available from NASDAQ, or other source of equivalent reliability, the last sale price for such date is used. Short-term debt securities with maturities of less than 60 days are valued at amortized cost, which generally equals market value.

         Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, foreign securities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 1:00 p.m. Eastern Time or at such other rates as the Adviser may determine to be appropriate in computing net asset value.

         The value of any other securities for which no market quotations are available and other assets will be determined at fair value in good faith by or pursuant to policies adopted by the Board of Trustees. The Adviser (with the assistance of ALPS) is responsible for all fair value determinations, which it makes based on a number of factors approved by the Board of Trustees, including fee quotes by brokers, fundamental analytical data relating to the investment, and information as to any transactions with respect to the security. The Adviser reports all fair value determinations to the Board of Trustees on a quarterly basis.

                                    TAXATION

         Each Fund intends to qualify annually and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) (the "Diversification Test"); and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

         As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from the prior eight years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income and net capital gains. Investment company taxable income or net capital gains not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the twelve month period ending on October 31 of the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and actually paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are received. To avoid application of the excise tax, the Funds intend to make their distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

         Dividends paid out of a Fund's investment company taxable income will be taxable to U.S. shareholders as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

         Dividends paid by the Funds are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, "the excess of long-term capital gain over short term capital loss", if any, are taxable as long-term capital gains, regardless of how long shareholders have held a Fund's shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

SALES OF SHARES

         Upon disposition of shares of a Fund (whether by redemption, sale or exchange), shareholders will realize gains or losses. Such gains or losses will be capital gains or losses if the shares are capital assets in the shareholders' hands, and will be long-term or short-term generally depending upon the shareholders' holding periods for the shares. Any loss realized on a disposition will be disallowed by "wash sale" rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

         The Funds may be required to withhold for U.S. federal income taxes 30% of all taxable distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

FOREIGN INVESTMENTS

         Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Shareholders will be notified in writing within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Absent a Fund making the election to "pass through" the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculations.

         Investment income received from sources within foreign countries may be subject to foreign income taxes. The U.S. has entered into tax treaties with many foreign countries, which entitle certain investors to a reduced rate of tax or to certain exemptions from tax. The Funds will operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable. A Fund may qualify for and make an election permitted under section 853 of the Code so that shareholders will be able to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portions of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The shareholders of the Fund may claim a credit by reason of the Fund's election subject to certain limitations imposed by Section 904 of the Code. However, no deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their Federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund. Although each Fund intends to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that the Funds will be able to do so.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to the shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Funds. The foreign tax credit is modified for purposes of the Federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

OTHER TAXES

         Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds.

                             PERFORMANCE INFORMATION

         Each Fund may from time to time advertise total returns, compare the Fund's performance to various indices, and publish rankings of the Fund prepared by various ranking services. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of its portfolio, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

         The total return for a Fund is computed by assuming a hypothetical initial payment of $1,000. It is assumed that all investments are made at net asset value and that all of the dividends and distributions by the Fund over the relevant time periods are invested at net asset value. It is then assumed that, at the end of each period, the entire amount is redeemed without regard to any redemption fees or costs. The average annual total returns are then determined by calculating the annual rate required for the initial payment to grow to the amount, which would have been received upon redemption. Total returns do not take into account any federal or state income taxes.

         Total return is computed according to the following formula:
                  P(1 + T)TO THE POWER OF n = ERV

Where             P =      a hypothetical initial payment of $1,000.
                  T =      average annual total return.
                  n =      number of years.
                  ERV      = ending redeemable value at the end of the period
                           (or fractional portion thereof) of a hypothetical
                           $1,000 payment made at the beginning of the period.

         Average annual returns for the Funds and their predecessors have been as follows for the last one, five and ten fiscal years:

                                                GROWTH FUND                      AGGRESSIVE FUND
                                         (ENDED OCTOBER 31, 2001)           (ENDED OCTOBER 31, 2001)
                                         ------------------------           ------------------------
                      Past one year               -22.54%                            -22.56%
                      Past five years              2.30%                              6.95%
                      Past ten years               5.12%                              8.66%

         Performance information for a Fund may be compared to various unmanaged indices, such as S&P 500, Russell 2000, Russell 3000 and indices prepared by Lipper Inc. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses.

         Performance rankings are prepared by a number of mutual fund ranking entities that are independent of the Trust and its affiliates. These entities categorize and rank funds by various criteria, including fund type, performance over a given period of years, total return, variations in sales charges and risk/reward considerations.


                         INDIVIDUAL RETIREMENT ACCOUNTS

         The Funds have available a plan (the "IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving.


         Any person who wishes to establish a retirement plan account may do so by contacting the Funds at 1-800-639-3935. The complete Plan documents and applications will be provided upon request, without obligation. The Funds recommend that investors consult with their attorneys or tax advisors.

                              FINANCIAL STATEMENTS

         The financial statements in the 2001 Annual Report of the Trust is incorporated in this Statement of Additional Information by reference. The financial statements in the Annual Report have been audited by Tait, Weller & Baker, whose report thereon appears in the Annual Report, and have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. You can obtain additional copies of the Annual Report at no charge by writing or telephoning the Funds at the address or number on the front page of this Statement of Additional Information.

PART C. OTHER INFORMATION

Item 23.     EXHIBITS

                *         (a)     (1)        Declaration of Trust of Registrant.

                **                (2)        Declaration of Trust of Registrant, as amended.

                *         (b)                By-laws of Registrant.

                          (c)                None.

                *         (d)     (1)        Form of Investment Advisory Agreement
                                             between Registrant and Stonebridge Capital
                                             Management, Incorporated with respect to the
                                             Stonebridge Growth Fund.

                *                 (2)        Form of Investment Advisory Agreement
                                             between Registrant and Stonebridge Capital
                                             Management, Incorporated with respect to the
                                             Stonebridge Aggressive Growth Fund.

                *         (e)     (1)        Form of Distribution Agreement between

                                             Registrant and ALPS Mutual Funds Services, Inc.

                                  (2)        First Addendum to General Distribution
                                             Agreement between the Registrant and ALPS Mutual

                                             Funds Services, Inc. is filed electronically
                                             herewith.

                          (f)                None
                **        (g)                Custody Agreement between Registrant and The
                                             Fifth Third Bank.

                          (h)     (1)        Form of Transfer Agency and Service
                                             Agreement between Registrant and State Street Bank

                                             and Trust Company is filed electronically herewith.
                ***               (2)        Fund Accounting and Services Agreement
                                             between Registrant and ALPS Mutual Funds Services,
                                             Inc.

                *                 (3)        Form of Administration Agreement between
                                             Registrant and ALPS Mutual Funds Services, Inc.

                                  (4)        First Amendment to the Administration
                                             Agreement between Registrant and ALPS Mutual Funds
                                             Services, Inc. is filed electronically herewith.

                                  (5)        Telephone and Service Agreement between
                                             Registrant, on behalf of the Stonebridge Growth


                                             and Aggressive Growth Funds, and ALPS Mutual Funds
                                             Services, Inc. is filed electronically herewith.

                **        (i)                Legal Opinion and Consent of Paul, Hastings,
                                             Janofsky & Walker LLP

                          (j)                Consent of Independent Public Accountants
                                             Tait, Weller, & Baker is filed electronically
                                             herewith.

                          (k)                None.

                          (l)                None.

                          (m)                None.

                          (n)                None.

                          (o)                None.
                          (p)     (1)        Code of Ethics for ALPS Distributors, Inc. is
                                             filed electronically herewith.

                ****              (2)        Code of Ethics for Stonebridge Capital
                                             Management, Inc.

                ****              (3)        Code of Ethics for Stonebridge Funds Trust.

         *      Filed with Post Effective Amendment No. 60 on August 18, 1998.
         **     Filed with Post Effective Amendment No. 61 on November 1, 1998.
         ***    Filed with Post Effective Amendment No. 63 on February 28, 2000.
         ****   Filed with Post Effective Amendment No. 64 on February 28, 2001.


Item 24.        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                None.

Item 25.        INDEMNIFICATION

         As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article V of the Registrant's Declaration of Trust, Section 8 of each Investment Advisory Agreement and Section 15 of the Distribution Agreement, officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

         Section 8 of each Investment Advisory Contract and Section 15 of the Distribution Contract limit the liability of Stonebridge Capital Management, Inc. and ALPS Distributors, Inc., respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

         The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws, Investment Advisory Contracts and Distribution Contract in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Reference is made to "Management of the Funds" in the Prospectus forming Part A, and "Organization and Management of the Trust" in the Statement of Additional Information forming Part B, of this Registration Statement.

NAME OF OFFICER AND/OR        POSITION WITH STONEBRIDGE       OTHER BUSINESS                TYPE OF
DIRECTOR                      CAPITAL MANAGEMENT              CONNECTIONS                   BUSINESS
John G. Ayer                  Executive Vice President        N/A                           N/A

Richard C. Barrett            President and Chairman          Chairman and President,       Investment
                                                              Stonebridge Funds Trust       Company

Craig B. Burger               Senior Vice President           Vice President and            Investment
                                                              Trustee, Stonebridge Funds    Company
                                                              Trust

Matthew W. Markatos           Vice President                  N/A                           N/A

Debra L. Newman               Chief Financial Officer,        Vice President,               Investment
                              Executive Vice President,       Treasurer, and Trustee,       Company
                              Corporate Secretary and         Stonebridge Funds Trust


                              Managing Director

Karen H. Parris               Executive Vice President        N/A                           N/A
                              and Managing Director

Timothy G. Walt               Executive Vice President        N/A                           N/A

Charles E. Woodhouse          Executive Vice President,       Vice President and            Investment
                              Director of Research and        Trustee, Stonebridge          Company
                              Managing Director Funds Trust

Item 27.        PRINCIPAL UNDERWRITER

         (a) The sole principal underwriter for the Registrant is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, First Funds Trust, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, DIAMONDS Trust, Nasdaq 100 Trust, Holland Balanced Fund, Ameristock Mutual Fund, Inc., Davis Park Series Trust, Financial Investors Variable Insurance Trust, State Street Institutional Investment Trust, and Firsthand Funds Trust.

         (b)    Officers and Directors

NAME AND                              POSITIONS AND OFFICES WITH          POSITIONS AND OFFICERS WITH
--------                              --------------------------          ---------------------------
PRINCIPAL BUSINESS ADDRESS*           REGISTRANT                          UNDERWRITER
---------------------------           ----------                          -----------
W. Robert Alexander                   None                                Chairman and Chief Executive
                                                                          Officer and Secretary

Thomas Carter                         None                                Chief Financial Officer and
                                                                          Director

Edmund J. Burke                       None                                President and Director

Jeremy O. May                         None                                Senior Vice President and

                                                                          Director

Robert Szydlowski                     None                                Vice President

Rick A. Pederson                      None                                Director

Chris Woessner                        None                                Director

*All addresses are 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202.

         (c)    Not applicable

Item 28.        LOCATION OF ACCOUNTS AND RECORDS

         (a) Stonebridge Capital Management, 1801 Century Park East, Suite 1800, Los Angeles, California 90067 (records relating to its function as investment adviser for Registrant's Growth Fund and Aggressive Growth Fund).

         (b) ALPS Mutual Funds Services, Inc., 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202 (records relating to its functions as administrator, fund accounting and services agent, and telephone and service agent for Registrant's Growth Fund and Aggressive Growth Fund).

         (c) ALPS Distributors, Inc., 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202 (records relating to its function as the distributor for Registrant's Growth Fund and Aggressive Growth Fund).

         (d) National Financial Data Services, 330 West 9th Street, Kansas City, Missouri 64105 (records relating to its function as transfer agent for Registrant's Growth Fund and Aggressive Growth Fund).

         (e) Fifth Third Bank, 38 Fountain Square, Cincinnati, Ohio 45623 (records relating to its function as custodian for Registrant's Growth Fund and Aggressive Growth Fund).

Item 29.        MANAGEMENT SERVICES

         None.

Item 30.        UNDERTAKINGS

         (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

         (b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that section applied to the Registrant.

         (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report upon request and without a charge.

                                   Signatures

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 65 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Los Angeles, and State of California, on February 28, 2002.

                                                     STONEBRIDGE FUNDS TRUST.

                                                     By /s/ RICHARD C. BARRETT
                                                     ---------------------------
                                                     Richard C. Barrett
                                                     Trustee and President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                             TITLE                                  DATE
-----------                           -----                                  ------
/s/ RICHARD C. BARRETT                Chief Executive Officer,               February 28, 2002
---------------------------           President and Trustee
Richard C. Barrett

/s/ DEBRA L. NEWMAN                   Vice President, Treasurer and          February 28, 2002
---------------------------           Trustee
Debra L. Newman

/s/ CHARLES E. WOODHOUSE              Vice President and Trustee             February 28, 2002
---------------------------
Charles E. Woodhouse

/s/ CRAIG B. BURGER                   Vice President and Trustee             February 28, 2002
---------------------------
Craig B. Burger

/s/ CHARLES F. HAAS                   Trustee                                February 28, 2002
---------------------------
Charles F. Haas

/s/ MARVIN FREEDMAN                   Trustee                                February 28, 2002
---------------------------
Marvin Freedman

/s/ SELVYN B. BLEIFER                 Trustee                                February 28, 2002
---------------------------
Selvyn B. Bleifer

                                INDEX TO EXHIBITS

         Exhibit Number               Description

         (e)    (2)        First Addendum to General Distribution Agreement
                           between the Registrant and ALPS Mutual Funds
                           Services, Inc.

         (h)    (1)        Form of Transfer Agency and Service Agreement between
                           Registrant and State Street Bank and Trust Company.

         (h)    (4)        First Amendment to the Administration Agreement
                           between Registrant and ALPS Mutual Funds Services,
                           Inc.

         (h)    (5)        Telephone and Service Agreement between Registrant,
                           on behalf of the Stonebridge Growth and Aggressive
                           Growth Funds, and ALPS Mutual Funds Services, Inc.

         (j)               Consent of Independent Public Accountants Tait,
                           Weller, & Baker.

         (p)    (1)        Code of Ethics for ALPS Distributors, Inc.